UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

The Habit Restaurants, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of The Habit Restaurants, Inc. (“Habit” or the “Company”) by YUM! Brands, Inc., a North Carolina corporation (“Parent”), and YEB Newco Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated January 5, 2020, by and among the Company, Parent and Merger Sub:

(i)	Form of email sent to Habit team members

(ii)	FAQs for Habit employees

(iii)	About Yum! Brands fact sheet

(iv)	Transaction fact sheet

The items above were first used or made available on January 6, 2020.

EMAIL TO HABIT TEAM MEMBERS

I would like to share with you some very exciting news! The Habit is entering a new chapter of amazing growth by becoming a part of Yum! Brands. I am very proud of our growth and where our company is today but there is no question that being a part of the world’s largest restaurant company will take us to the next level.

Yum! Brands is the parent of KFC, Pizza Hut, and Taco Bell. Yum! sees The Habit as a fantastic addition to their family as it offers significant untapped growth potential in the U.S. and internationally. Our brand will be able to benefit from many synergies which will fuel our growth. Now, I am not only talking about franchise growth and new restaurants. I am also talking about new opportunities for our amazing team members both in the field and at the home office as being part of a much larger organization.

The Habit home office will remain based in Irvine, CA. I will continue as President and CEO reporting directly to David Gibbs who is the CEO of Yum! Brands.

I expect the transaction to be completed by the end of the second quarter of 2020, following stockholder and regulatory approvals and customary closing conditions. I will continue to provide updates to you as we go along. In the meantime, we will operate as separate companies. To help you learn more about Yum! and this deal, please review the attached materials.

Again, I am very excited about what this next chapter is going to bring and look forward to further growing our great company.

For this, you all should be very proud of what we’ve accomplished.

Russ

We will have a conference call at 7am/Pacific time and 9am/Pacific time, feel free to join either call, they will contain the same information.

**Please note the attachments provided here.

United States: +1 (646) 749-3112

- One-touch: tel:+16467493112,,739401749#

Access Code: 739-401-749

Additional Information and Where to Find It

In connection with its proposed merger, The Habit Restaurants, Inc. (the “Company”) expects to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed merger. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each Company stockholder entitled to vote at the special meeting relating to the proposed merger. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Company stockholders for their consideration.

Stockholders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting the Company’s Investor Relations at HabitIR@habitburger.com or (949) 943-8692, or by going to the Company’s Investor Relations page on its website at http://ir.habitburger.com/investor-overview.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018, which was filed with the SEC on March 1, 2019, and in the Company’s proxy statement on Schedule 14A, which was filed with the SEC on April 23, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by Parent. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date on which they are made. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

FAQS FOR HABIT EMPLOYEES

The Habit Burger Grill Q&A prepared for team members

For internal use only. Please do not distribute externally without prior approval from home office.

Why is Yum! acquiring The Habit Burger Grill brand?

As the world’s largest restaurant company, Yum! is all about growth, and The Habit is a fantastic addition to the Yum! family. There’s a lot Yum! finds attractive about The Habit. We are an award-winning, fast-casual concept with a loyal fan base, and we:

•	Serve amazing food at a great value.

•	Have strong operations.

•	Provide an excellent guest experience.

•	Fantastic unit economics that Yum!’s committed, capable and capitalized franchisees around the world will be drawn to.

As the world’s largest restaurant company, Yum! Brands can provide The Habit with unmatched scale and resources including a world-class and global franchise network, brand building capabilities, global development and technology strength, and purchasing power. Together, we can maximize the potential of The Habit!

When do we expect the deal to close? The transaction is expected to be completed by the end of the second quarter of 2020, following stockholder and regulatory approvals and customary closing conditions.

Will there be changes in our company, our structure or our jobs? There will be no immediate changes. The Habit Burger Grill is an amazing concept and the fact that Yum! Brands has chosen to invest in and acquire our brand is a huge testament to our team and work. President and CEO Russell Bendel will continue to lead the business, and The Habit will operate as a fourth brand/division within the Yum! family.

Where will Habit’s home office be located? The Habit’s home office will remain in our current Irvine, California, location, independent of Taco Bell’s headquarters, which are also in Irvine, California.

The Habit has a significant number of company-operated units. Yum! is 98% franchised. Will we become a franchised business? There are no immediate plans to refranchise our company restaurants. A significant benefit of becoming part of the Yum! family is that we can take advantage of their scale and expertise, which includes working with us to continue differentiating and strengthening The Habit outside California. However, future growth of The Habit brand will come from franchisees, who are eager to bring Habit to new locations within the U.S. and beyond.

How will things be different tomorrow? In short, nothing will be different tomorrow. There will be no immediate changes in our operations both at home office and in our restaurants. As we don’t anticipate the transaction closing until Q2 2020, it’s premature to assess how our business will integrate. After we close on the acquisition, we can begin to answer more details questions on the integration.

What do I tell guests if they ask about this acquisition? Nothing will change for our guests. They can expect the same great food, value and service and in the not-so-distant future, they will see more locations of The Habit Burger Grill.

Where can I ask questions? While we don’t have answers to all of the questions you may have at this time, we will soon set up an email address where you can submit questions. We will provide regular updates to questions that we can answer and hold questions that we cannot answer until answers are known.

Additional Information and Where to Find It

In connection with its proposed merger, The Habit Restaurants, Inc. (the “Company”) expects to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed merger. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each Company stockholder entitled to vote at the special meeting relating to the proposed merger. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Company stockholders for their consideration.

Stockholders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting the Company’s Investor Relations at HabitIR@habitburger.com or (949) 943-8692, or by going to the Company’s Investor Relations page on its website at http://ir.habitburger.com/investor-overview.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018, which was filed with the SEC on March 1, 2019, and in the Company’s proxy statement on Schedule 14A, which was filed with the SEC on April 23, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by Parent. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date on which they are made. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

ABOUT YUM! BRANDS FACT SHEET

ABOUT YUM! BRANDS Yum! Brands is the parent company of KFC, Pizza Hut and Taco Bell, three relevant, easy and distinctive global brands that were born from the hopes, dreams, ambitions and grit of passionate entrepreneurs. Our vision is to build the world’s most loved, trusted and fastest-growing restaurant brands in partnership with the best franchise operators and team members in the business. We re guided by our RECIPE FOR GROWTH AND GOOD, which seeks to UNLOCK POTENTIAL in every aspect of our business, including our 1.5 million-plus employees. We’re proud of the unique culture we’ve built, one that’s filled with energy, opportunity and fun. We believe in our people, invest their development and create workplaces where employees can be themselves, grow and make a difference. - WORLD’S LARGEST RESTAURANT COMPANY - 4 U.S. office locations 49,000+ 2,000+ Chicago, IL restaurants in franchisees Louisville, KY Irvine, CA Plano, TX 145+ countries and territories - OUR VISION - Build the world’s most loved, trusted and fastest-growing restaurant brands Created by entrepreneurs Colonel Harland Sanders founded KFC in 1952. The Carney brothers established Pizza Hut in 1958. restaurants opened per day, on average $49 billion+ in system sales 18,000+ restaurants offering delivery TACO BELL Glen Bell opened Taco Bell in 1962. Our Purpose Unlocking potential for GROWTH & GOOD - VALUES-DRIVEN COMPANY THAT CARES – $1-for-$1 company match for employees’ charitable donations $78 million+ in scholarships Donated 180+ million lbs. of food to global hunger programs Recognized by and members of: PARADIGM FOR PARITY Find us at Yum.com

Additional Information and Where to Find It

In connection with its proposed merger, The Habit Restaurants, Inc. (the “Company”) expects to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed merger. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each Company stockholder entitled to vote at the special meeting relating to the proposed merger. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Company stockholders for their consideration.

Stockholders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting the Company’s Investor Relations at HabitIR@habitburger.com or (949) 943-8692, or by going to the Company’s Investor Relations page on its website at http://ir.habitburger.com/investor-overview.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018, which was filed with the SEC on March 1, 2019, and in the Company’s proxy statement on Schedule 14A, which was filed with the SEC on April 23, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by Parent. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date on which they are made. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

TRANSACTION FACT SHEET

BURGER GRILL
7740



Yum! to Acquire the Habit Burger Grill











THE HABIT BURGER GRILL

FOUNDED IN CALIFORNIA IN 1969

A FANTASTIC ADDITION TO THE YUM! FAMILY







- A fast-casual, trend-forward concept offering a California-style menu including made-to-order sandwiches, salads and sides featuring premium quality ingredients and fresh beef, chicken and sushi-grade tuna chargrilled over an open flame
- Providing customers with a unique experience including quality, hospitality and QSR-like value grounded in operational excellence
- Delivering strong unit economics with current average unit volumes (AUVs) of $1.9 million
- Creating modern assets, including open kitchens, outdoor patios and interiors enhanced with natural light, polished stone and hardwood accents
- Expanding its digital and delivery capabilities through delivery partnerships and investments in online ordering, a mobile app, restaurant kiosks and drive-thrus
- A people-focused business with training and development opportunities for employees at every level
- Nearly 300 company-owned and franchised restaurants across the U.S. and in China
- Named Best Regional Fast Food in USA Today's 2019 Best Readers' Choice Awards

How We're BETTER TOGETHER

- Unlocking the potential of The Habit Burger Grill domestically and internationally
- Expanding Yum!'s portfolio with a fast-casual, trend-forward, grill-focused concept
- Creating a new investment opportunity for Yum!'s network of franchisees
- Leveraging Yum!'s scale and world-class strengths in franchising, marketing, global development, purchasing and technology
- Building a place where unrivaled talent can grow and make a difference

KEY INGREDIENTS *of the* TRANSACTION

- Yum! Brands will acquire The Habit Burger Grill, Inc. (NASDAQ: HABT) for $14 per share in cash or a total of approximately $375 million.
- Yum! Brands intends to fund the transaction using cash on hand and available borrowing capacity under its credit facilities, and estimates minimal impact to non-GAAP earnings per share before special items in 2020, with accretion beginning in 2021 and increasing thereafter.
- The transaction is expected to be completed by the end of the second quarter of 2020, following required stockholder and regulatory approvals and customary closing conditions.
- The Habit Burger Grill's home office will remain in its current Irvine, California, location, independent of Taco Bell.
- The Habit Burger Grill President and Chief Executive Officer Russell W. Bendel and Chief Financial Officer Ira Fils will continue to lead the operations and growth of the business, with Bendel reporting to Yum! CEO David Gibbs.

CEO David of Yum! Gibbs Brands a “We’ve better emerged position to from accelerate our three-year the growth transformation of our existing stronger brands and and in leverage our scale to unlock value from strategic acquisitions. Grill “As a is fast-casual a fantastic concept addition with to the strong Yum! unit family economics, and has significant The Habit Burger delicious untapped burgers growth and potential fresh in proteins the U.S. chargrilled and internationally. over an open With flame, its menu The Habit with Burger premium Grill ingredients offers consumers at a QSR-like a diverse, value. California-style The transaction is to a our win-win franchisees because and it to allows expand us to an offer award-winning, an exciting new trend-forward investment brand franchising, through purchasing the power and of brand-building. Yum!’s unmatched “ scale and strengths in President Russell W. and Bendel CEO of The Habit Burger Grill “Over brand the by growing past few our years, delivery we’ve business, focused on expanding becoming our a total online access ordering by introducing and mobile drive-thrus, channels kiosks and and enhancing technology-centric the in-store solutions experience Habit for operations. Burger Grill We’re an attractive proud these candidate and other for actions a transaction have made of this The kind. On represents behalf of an The exciting Habit new Burger chapter Grill to Board strengthen of Directors, and significantly this transaction grow resources The Habit and franchising Burger Grill capabilities. by leveraging We’re Yum! confident Brands’ the global agreement scale, delivers will greatly immediate benefit our value beloved to The brand, Habit Burger team members, Grill shareholders franchisees and and loyal guests for many years to come.” YUM! BRANDS TODAY Based than 145 in Louisville, countries and Kentucky, territories, a global partnering restaurant with company over 2,000 with franchisees over 49,000 restaurants in more Comprised leaders in the of chicken, three iconic pizza restaurant and Mexican-style brands – KFC, food Pizza categories Hut and Taco Bell – that are global A leader in global retail development, opening over eight new restaurants per day on average Named Best Corporate to the Dow Citizens Jones by Sustainability Corporate Responsibility North America Magazine Index and ranked among the top 100 This transaction, communication the anticipated contains benefits certain of “forward-looking the transaction, statements” and the future including, earnings without and performance limitation, the of Yum! projected Brands closing or any date of its for businesses. the Numerous the forward-looking factors related statements, to the transaction including, without could cause limitation: actual the results risk that and the events proposed to differ transaction materially may from not those be completed expressed or in a implied timely by manner the merger or at agreement all, the failure by the to satisfy shareholders any of the of The conditions Habit Burger to the Grill; consummation the timing of to the consummate proposed the transaction, proposed including transaction; the the adoption risk that of the regulatory other factors approval discussed for the proposed in the press transaction release announcing is delayed; the the transaction ability to achieve attached the as synergies an exhibit and to value YUM’s creation Current contemplated; Report on Form and 8-K filed on January 6, 2020, which is available at http://www.sec.gov.

Additional Information and Where to Find It

In connection with its proposed merger, The Habit Restaurants, Inc. (the “Company”) expects to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed merger. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each Company stockholder entitled to vote at the special meeting relating to the proposed merger. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Company stockholders for their consideration.

Stockholders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting the Company’s Investor Relations at HabitIR@habitburger.com or (949) 943-8692, or by going to the Company’s Investor Relations page on its website at http://ir.habitburger.com/investor-overview.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018, which was filed with the SEC on March 1, 2019, and in the Company’s proxy statement on Schedule 14A, which was filed with the SEC on April 23, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by Parent. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date on which they are made. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.